UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008 (December 17, 2008)

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GMAC LLC
(Exact name of registrant as specified in its charter)

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Delaware	1-3754	38-0572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices) (Zip Code)

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Registrant’s telephone number, including area code: (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Private Exchange Offers

      As of the end of the day on December 17, 2008, based on preliminary results of GMAC LLC’s (“GMAC”) separate private exchange offers and cash tender offers to purchase and/or exchange certain of its and its subsidiaries’ (the “GMAC offers”) and Residential Capital, LLC’s (the “ResCap offers”) outstanding notes (“GMAC old notes” and “ResCap old notes”, respectively), approximately $16.9 billion in aggregate principal amount (or 58%) of the outstanding GMAC old notes had been tendered in the GMAC offers and approximately $3.5 billion in aggregate principal amount (or 38%) of the outstanding ResCap old notes had been tendered in the ResCap offers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2008

GMAC LLC

By:	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller